THE LAZARD FUNDS, INC.

Lazard U.S. High Yield Portfolio

Supplement to Prospectus dated May 31, 2012, as supplemented, and Supplement to Summary Prospectus dated January 2, 2013

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

Effective June 28, 2013, the Board of Directors of The Lazard Funds, Inc. has approved, for Lazard U.S. High Yield Portfolio (the "Portfolio"), changing the Portfolio's policy with respect to the investment of 80% of its assets, and certain related policies, and changing the name of the Portfolio to Lazard U.S. Corporate Income Portfolio.  Under normal circumstances, the Portfolio will invest at least 80% of its assets in fixed-income securities issued by corporations or other non-governmental issuers similar to corporations, which securities are tied economically to the U.S.  The Portfolio typically will invest a substantial portion of its assets, and may invest up to 100% of its assets, in securities rated, at the time of purchase, below investment grade by Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service, Inc. ("Moody's") and as low as the lowest rating assigned by S&P or Moody's, or the unrated equivalent as determined by Lazard Asset Management LLC ("junk bonds"); however, the Portfolio focuses such investments in high-yielding securities that may be considered "better quality" (B1 or higher by Moody's, B+ or higher by S&P or the unrated equivalent as determined by Lazard Asset Management LLC).  The Portfolio considers a security to be tied economically to the U.S. if:  (i) the issuer is organized under the laws of the U.S. or maintains its principal place of business in the U.S.; (ii) the security is traded principally in the U.S.; or (iii) during the most recent fiscal year of the issuer, the issuer derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the U.S. or that has at least 50% of its assets in the U.S.

Dated:  April 5, 2013